UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2017

ANGI Homeservices Inc.

(Exact name of registrant as specified in charter)

Delaware	001-38220	82-1204801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14023 Denver West Parkway, Building 64 Golden, CO	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 963-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

The purpose of this Amendment No. 1 to the Current Report on Form 8-K dated September 29, 2017 and filed by the Registrant with the U.S. Securities and Exchange Commission (the “SEC”) on October 2, 2017 (the “Report”) is to amend Items 9.01(b) and (d) of the Report. Except as set forth herein, this Amendment No. 1 does not amend, modify or update the disclosure contained in the Report.

Item 9.01  Financial Statements and Exhibits.

(b)                                 Pro Forma Financial Information.  The pro forma financial information required by the item is incorporated by reference to the information set forth under the caption “Unaudited Pro Forma Condensed Combined Financial Information ANGI Homeservices Inc.” in the proxy statement/prospectus dated August 30, 2017 filed by the Registrant with the SEC pursuant to Rule 424(b)(3) of the Securities Act of 1933, as amended.

EXHIBIT INDEX

Exhibit No.	Description
99.4

Unaudited Pro Forma Condensed Combined Financial Information (incorporated by reference to the information set forth under the caption “Unaudited Pro Forma Condensed Combined Financial Information ANGI Homeservices Inc.” in the proxy statement/prospectus dated August 30, 2017 filed by the Registrant with the SEC pursuant to Rule 424(b)(3) of the Securities Act of 1933, as amended).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGI HOMESERVICES INC.

By:	/s/ GLENN H. SCHIFFMAN
Name:	Glenn H. Schiffman
Title:	Chief Financial Officer

Date: November 2, 2017